UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Pioneer Natural Resources Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table shown below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PIONEER NATURAL

RESOURCES COMPANY

c/o Continental Proxy Services – 8th Floor

17 Battery Place, New York NY 10004–1123

PIONEER NATURAL

RESOURCES COMPANY

5205 North O’Connor Boulevard

Suite 200

Irving, Texas 75039

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON

MAY 19, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF PIONEER NATURAL RESOURCES COMPANY TO BE HELD ON THURSDAY, MAY 19, 2016

To the Stockholders of Pioneer Natural Resources Company:

The Annual Meeting of Stockholders of Pioneer Natural Resources Company (the “Company”) will be held at 5205 North O’Connor Boulevard, Suite 250, Irving, Texas 75039, on Thursday, May 19, 2016, at 9:00 a.m., Central Time. The Annual Meeting is being held for the following purposes:

1.	To elect thirteen directors, each for a term to expire at the 2017 Annual Meeting of Stockholders.
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2016.
3.	To approve on an advisory basis named executive officer compensation.
4.	To approve the amendment and restatement of the Company’s 2006 Long-Term Incentive Plan (the “Amended LTIP”) to among other things, extend the term of the plan and increase the number of shares of the Company’s common stock reserved for delivery thereunder.
5.	To approve the eligible employees, business criteria and maximum annual per person compensation limits under the Amended LTIP in order to comply with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.
6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ITEMS 1, 2, 3, 4 AND 5.

This Notice also constitutes notice of the 2016 Annual Meeting of Stockholders of the Company. The Board of Directors has fixed the close of business on March 24, 2016, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

This Notice is being mailed to stockholders on or about April 7, 2016. Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions to attend the Annual Meeting can be found at www.cstproxy.com/pioneer/2016.

You may vote your proxy when you view the materials on the Internet.	Vote Your Proxy on the Internet:
You will be asked to follow the prompts to vote your shares.	Go to http://www.cstproxyvote.com
The Proxy Materials are available for review at:	Have your notice available when you access the above website. Follow the prompts to vote your shares.
www.cstproxy.com/pioneer/2016

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

PIONEER NATURAL RESOURCES COMPANY

5205 North O’Connor Boulevard

Suite 200

Irving, Texas 75039

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR PIONEER NATURAL RESOURCES COMPANY’S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 19, 2016

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. A complete set of proxy materials, which includes Notice of Meeting, Proxy Statement, Annual Report and Proxy Card, is available to you on the Internet.

The Company’s Proxy Statement, Annual Report and other proxy materials are available at: www.cstproxy.com/pioneer/2016

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 11, 2016 to facilitate timely delivery.

You can request a copy of the proxy materials for all meetings and for the particular meeting to which this notice relates in one of three ways:

1.	By calling toll-free 1-888-221-0690
2.	By sending an email to proxy@continentalstock.com (Please type Pioneer and your account number in the subject line.)
3.	By logging onto www.cstproxy.com/pioneer/2016

Make sure to have this notice available when you:

•   Request a paper copy or email copy of the proxy materials

•   Want to view your proxy materials on the Internet

•   Want to vote your proxy on the Internet

You must reference your company ID, proxy number and account number located on the reverse side.